Regulation S Offshore Subscription Agreement

Solar-Mates, Inc.
8125 25th Court East
Sarasota, FL 34243

Attention:  Stephen Nevitt, President

Dear Mr. Nevitt:

            This Subscription Agreement (the "Agreement") is being executed and delivered by the prospective purchaser identified on the signature page to this Agreement (the "Purchaser") in connection with the $22,500,000 offering (the "Offering") by Solar- Mates, Inc., a New York corporation (the "Company"), and the related materials described in Schedule 1 hereto (collectively, the "Related Materials") and any subsequent amendments or supplements thereto, of shares of the Company's Series A 6.5% Convertible Preferred Stock (the "Series A Shares"), shares of the Company's Series B 6% Convertible Preferred Stock (the "Series B Shares") and shares of the Company's Series C 6% Convertible Preferred Stock (the "Series C Shares"; together with the Series A Shares and the Series B Shares, the "Shares") as set forth in the Certificate of Amendment of the Certificate of Incorporation of the Company (the "Amendment") attached hereto and made a part hereof as Exhibit A. The Offering is being conducted in reliance on Regulation S ("Regulation S"), promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

      1. Subscription and Payment for Shares; Delivery of Shares. Subject to the terms and conditions of this Agreement, the Purchaser hereby subscribes for and agrees to purchase from the Company the number of Shares (the "Purchased Shares") set out on the signature page to this Agreement. The price for the Purchased Shares will be the price per share set forth on such signature page.

      (a) The closing of the purchase of the Series A Shares (the "First Closing") shall take place on the second business day following the date on which this Agreement is accepted by the Company.

      (b) The closing of the purchase of the Series B Shares and the Series C Shares (the "Second Closing"; together with the First Closing, the "Closings"; and the dates of such Closings being the "Closing Dates") shall take place concurrently with the closing of the purchase by the Company of all or substantially all of the assets of the Serengeti Eyewear division of Corning Incorporated (the "Serengeti Acquisition"). The parties agree that the Second Closing shall in no event take place prior to the fifth business day following the date of approval by the Company's shareholders of the issuance of the Underlying Shares (as hereinafter defined), by means of a majority of the total votes cast in person or by proxy at a meeting of the Company's shareholders held for such purpose. The Company shall use its commercially reasonable efforts to cause the closing of the Serengeti Acquisition to occur at least 10 business days after such shareholder approval.

      (c) The Purchaser shall make payment of the purchase price for the Purchased Shares on the respective Closing Dates as follows:

            (i) Purchaser shall cause U.S. funds in the amount of such purchase price to be sent by wire transfer in accordance with the instructions of the Company;

                                      or

            (ii) Purchaser shall cause a bank, brokerage firm or other financial institution with offices in New York City, as Purchaser's agent, to make payment of such purchase price in U.S. dollars to the Company by certified or bank check in immediately available funds.

      (d) The Company shall deliver the certificate or certificates evidencing the Purchased Shares on the respective Closing Dates, pursuant to delivery instructions provided by the Purchaser to the Company, against payment of the purchase price pursuant to the provisions of sub-sections (c)(i) or (ii) of this
Section 1.

      2. Representations, Warranties and Covenants of Purchaser. Purchaser hereby acknowledges that the Company is offering the Shares in reliance upon the representations, warranties, and other information set forth by the Purchaser herein. Purchaser hereby undertakes to notify the Company immediately of any changes in any of the representations, warranties and other information contained herein. In order to induce the Company to accept the subscription made hereby, the Purchaser hereby represents, warrants and acknowledges to the Company as follows:

            2.1 Compliance with United States Securities Laws. Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of federal and state securities laws pursuant to Regulation S and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Shares. The Purchaser


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

understands and acknowledges that the Shares and the shares of Common Stock into which the Shares are convertible (the "Underlying Shares") have not been registered under the Securities Act, and such Shares and Underlying Shares may not be offered or sold in the United States or to any "U.S. Person" (as defined in Rule 902(o) of Regulation S, which definition is set forth in Schedule 2 hereto and is hereby incorporated by reference) for a period of 40 days following (i) with respect to the Series A Shares and the related Underlying Shares, the date of the First Closing (the "First Restricted Period"), and (ii) with respect to the Series B Shares and Series C Shares and the related Underlying Shares, the date of the Second Closing (the "Second Restricted Period"), and thereafter unless such Shares or Underlying Shares are registered under the Securities Act and any applicable state securities law in the United States or such offer or sale is made pursuant to exemptions from those registration requirements. The Shares are being offered and sold pursuant to the terms of Regulation S, which permits the Shares to be sold by the Company solely to non-U.S. Persons in transactions outside of the United States, subject to certain terms and conditions. The Purchaser further acknowledges that neither the Securities and Exchange Commission nor any other United States or foreign federal or state agency or authority has passed on or endorsed the merits of this Offering. The Purchaser understands that in the view of the Securities and Exchange Commission the statutory basis for the exemption claimed for the Offering would not be present if the subscription contemplated hereby, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act.

            2.2 Purchaser Not a U.S. Person; Investment Intent. Purchaser is purchasing the Shares, for its own account or for persons or accounts as to which it exercises investment discretion. PURCHASER AND EACH SUCH PERSON OR ACCOUNT ARE NOT U.S. PERSONS. THE SECURITIES WERE NOT OFFERED TO THE PURCHASER IN THE UNITED STATES, AND THE PURCHASER HAS EXECUTED THIS AGREEMENT OUTSIDE THE UNITED STATES. The Purchaser is acquiring the Shares for investment only and not with a view to the resale or distribution of any part thereof, and there is no present intention of selling, transferring or granting participations in, or otherwise distributing, the same or of changing the Purchaser's residence or domicile to any jurisdiction or country. The Purchaser is not purchasing the Shares as nominee or agent and not on behalf of any U.S. Person, and the Purchaser, upon completion of the Offering contemplated hereby will become the sole beneficial owner of the Shares, and has not pre-arranged any sale with purchasers in the United States. The Purchaser is not an underwriter of, or dealer in, the Shares, and is not participating, pursuant to any contractual or other arrangement, in the distribution of the Shares. The Purchaser understands that if the Purchaser is deemed a "statutory underwriter" with respect to the Shares, despite the technical compliance of the subscription hereby with the provisions of Regulation S, the Shares would be deemed "restricted" and could not be offered or sold in the Unites States or elsewhere unless registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available.

            2.3 Investment Experience of Purchaser. Either alone or together with a "purchaser representative" (as defined in Rule 501(h) under the Securities Act), the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities such as the Shares and has requested, received, reviewed and considered the Related Materials (set forth in Schedule 1 attached hereto) and all other information it deems relevant in making a decision to execute this Agreement and to purchase the Purchased Shares. The Purchaser has had the opportunity to request additional information from and to ask questions of the officers and directors of the Company. The Purchaser understands the risks associated with investment in the Company, and the Purchaser, or the person or account for which it is acting, is able to bear indefinitely the economic risk of acquiring the Shares, has other adequate means of providing for current needs and contingencies, has no need for liquidity with respect to such investment and could afford the complete loss thereof.

            2.4 Restrictions on Resale. Purchaser shall not engage in any activity for the purpose of, or which may reasonably be expected to have the effect of, conditioning the market in the United States for the Shares or the Company's Common Stock, $.001 par value ("Common Stock"), or, during the First Restricted Period or the Second Restricted Period, as the case may be, offer or sell any of the Shares or any Underlying Shares in the United States to or for the benefit or account of a U.S. Person. Purchaser understands that the Shares and Underlying Shares are only transferable on the books and records of the Company and its transfer agent and that the Company and the transfer agent will not register any transfer of Shares or Underlying Shares which the Company in good faith believes violates applicable federal or state securities law in the United States or the restrictions set forth herein. All subsequent offers and sales of the Shares and Underlying Shares by Purchaser shall be made in compliance with Regulation S under the Securities Act, pursuant to registration under the Securities Act or an exemption from such registration. In any case, the Series A Shares and related Underlying Shares shall not be resold to U.S. persons or within the United States during the First Restricted Period, and the Series B Shares and the Series C Shares and related Underlying Shares shall not be resold to U.S. persons or within the United States during the Second Restricted Period, and in each case as otherwise restricted herein with respect to the limitations on converting the Shares to the Underlying Shares, as set forth in Section 2.5 below. Any proposed offer, sale or transfer of any of the Shares or Underlying Shares during the applicable Restricted Period shall be subject to the condition that Purchaser deliver to the Company (i) a written


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

certification of the proposed transferee, acceptable in form and substance to the Company's counsel, that such transferee is not a U.S. Person and is acquiring the Shares or Underlying Shares for such transferee's own account and
(ii) a written opinion of counsel to the Purchaser, acceptable in form and substance to the Company's counsel, to the effect that the offer, sale and transfer of such Shares or Underlying Shares is permissible under the provisions of Regulation S. The Purchaser understands that this resale restriction will continue to apply to the Shares and Underlying Shares if disposed of by the Purchaser during the Restricted Period and consents to the issuance of the appropriate stop transfer instructions to the Company's transfer agent with respect to the Shares and Underlying Shares.

            2.5 Restrictions on Conversion. Purchaser understands and acknowledges that (i) none of the Shares may be converted, in whole or in part, for shares of Common Stock prior to the date of approval by the Company's shareholders of the issuance of the Underlying Shares, by means of a majority of the total votes cast in person or by proxy at a meeting of the Company's shareholders held for such purpose, (ii) the Series B Shares cannot be converted, in whole or in part, for shares of Common Stock until January 1, 1997, and (iii) the Series C Shares cannot be converted, in whole or in part, for shares of Common Stock until July 1, 1997

            2.6 Legends. Purchaser agrees that the certificates representing the Purchased Shares and the Underlying Shares shall bear legends substantially in the form set forth below, and understands that the first legend may be removed
(i) with respect to the Series A Shares and related Underlying Shares, at the end of the First Restricted Period, and (ii) with respect to the Series B Shares and the Series C Shares and related Underlying Shares, at the end of the Second Restricted Period:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), of the United States of America and have been issued in reliance upon the exemption from such registration contained in Regulation S under the Act. They may not be offered, sold or transferred in the United States or to any "U.S. Person" (as defined in Regulation S)."

                  "Transfers, voting and other matters in respect of the securities represented by this certificate are subject to the terms and conditions of a certain Regulation S Offshore Subscription Agreement between Solar-Mates, Inc. and the holder hereof, dated September 26, 1996."


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

            Following any holding period imposed by Regulation S or other applicable securities laws, the Company, upon the receipt of any opinion of counsel to the Purchaser, satisfactory in form and substance to the Company's Counsel, shall request the transfer agent to remove the second legend and reissue the Shares or Underlying Shares, as the case may be, represented by the certificate.

            2.7 Due Execution, Delivery and Performance of this Agreement and Other Obligations. Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby; and, if Purchaser is a company or corporation, the execution, delivery and performance of this Agreement by Purchaser have been duly authorized by all requisite corporate and shareholder action of Purchaser. Upon the execution and delivery of this Agreement and its acceptance by the Company, this Agreement shall constitute the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with its terms (except insofar as the enforcement thereof may be limited by any applicable laws relating to or affecting the enforcement of creditors' rights generally or by general equitable principles). The Purchaser has complied and will comply with all applicable local laws and customary practices and documentation with respect to the subscription contemplated hereby, at the Purchaser's own expense.

            2.8 Binding Effect of Subscription Agreement. This Agreement shall not be binding on the Company until such Agreement is accepted by the Company. The Purchaser hereby acknowledges and agrees, subject to any applicable securities law, that the subscription hereunder is irrevocable, that the Purchaser is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Purchaser hereunder and that this Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Purchaser is more than one person, the obligations of the undersigned hereunder shall be joint and several, and the agreements, representations, warranties and acknowledgements herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns.

            2.9 Decision to Invest. The investor is aware that the Company is a public company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Purchaser has obtained or has had the opportunity to obtain copies of the Company's filings made pursuant to the Exchange Act. In making the decision to purchase the Shares herein subscribed for, the Purchaser has relied solely upon the information about the Company contained in the Related Materials provided to him and in the other filings made pursuant to the

Exchange Act, and upon independent investigations made by him or his legal counsel or investment advisor. He is not relying on any representations or warranties from the Company or any of its officers, directors, affiliates, employees or agents, other than the information provided by the Company to him in this Offering.

            2.10 Purchaser's residence. The Purchaser is a resident and domiciliary (not a temporary or transient resident) of the state (or province), county and country set forth below, has no present intention to become a resident of any other jurisdiction, and all communications, written or oral, concerning the Shares have been directed to the Purchaser in, and received by the Purchaser in, such jurisdiction.

            2.11 Purchaser as Representative. If the Purchaser is executing this Agreement in a representative or fiduciary capacity, the Purchaser has full power and authority to execute and deliver the Agreement on behalf of the subscribing corporation, partnership, trust or other entity for whom the Purchaser is executing this Agreement, and such corporation, partnership, trust or other entity has full right and power to enter into and perform this Agreement.

            2.12 Purchaser as Agent. The Purchaser may purchase Shares as agent for various principals to be designated, in which case it shall hereby make the above representations and warranties on behalf of such principals.

            2.13 No Protection of Purchaser's Interests. The Purchaser has been advised that the Company has not retained any independent professionals to review or comment on this Offering or otherwise protect the interests of the Purchaser. Although the Company has retained its own counsel, neither such firm nor any other firm has acted on behalf of the Purchaser, and any purchaser of the Shares offered hereby should not rely on the firm so retained by the Company with respect to any matters herein described.

            2.14 No Short Position. Neither Purchaser nor any of its affiliates will directly or indirectly maintain any short position in any securities of the Company during the First Restricted Period and the Second Restricted Period.

            2.15 Valuation of the Common Stock. The Purchaser has independently evaluated the fairness of the offering price for the Shares.

      3. Voting and Transfer Matters. During the period beginning on the date of First Closing and ending on the fourth anniversary thereof, Purchaser shall vote all of the Underlying Shares, in connection with any vote of shareholders of the Company relating to the election of directors, for the election of directors constituting a majority of the directors nominated for such election in accordance with the directions of Stephen Nevitt or his successor or designee. Any transfer of Shares or Underlying Shares during such four-year period which is permitted pursuant to the terms hereof and the terms of the Amendment shall require, as a condition precedent thereto, the execution and delivery to the Company of an instrument confirming that such transferee agrees to be bound by the terms of this Agreement, including without limitation the terms of this
Section 3; provided, however, that no such instrument shall be required with respect to any such transfers effected pursuant to "brokers' transactions" within the meaning of Section 4(4) of the Securities Act.

      4. Issuance of Warrants. At the First Closing, the Company shall issue to the Purchaser, for nominal consideration, a Warrant in the form attached hereto as Schedule 3. At the Second Closing, the Company shall issue to the Purchaser, for nominal consideration, a Warrant in the form attached hereto as Schedule 4 and a Warrant in the form attached hereto as Schedule 5.

      5. Legal Expenses for Enforcement In the event that any party hereto must resort to legal process in order to enforce the other party's obligations under this Agreement, such other party agrees to reimburse such party for all reasonable attorney's fees incurred in such enforcement, provided that such enforcement action by such party is successful.

      6. Notices. All notices, demands, consents or similar communications under this Agreement shall be given or made in writing and shall be delivered personally, or sent by registered or certified airmail, postage prepaid or by overnight courier services, and shall be deemed given when so delivered or three
(3) business days after so mailed, as the case may be:

            (a) if to the Company, at its address as set out at the head of this Agreement, or at such address or address as may have been furnished to Purchaser in writing by the Company;

            (b) if to Purchaser, at its address as set out following Purchaser's signature on the signature page to this Agreement, or at such other address or addresses as may have been furnished to the Company in writing; or

            (c) if to any permitted transferee or transferees of Purchaser, at such address or addresses as shall have been furnished to the Company or its transfer agent at the time of the transfer or transfers, or at such other address or addresses as may have been furnished by such transferee or transferees to the Company or its transfer agent in writing.

      7. Amendments. No amendment, interpretation or waiver of any of the provisions of this Agreement shall be effective unless


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

in writing and signed by the Company and at least a majority of the Purchasers hereunder.

      8. Headings. The headings of the sections of this Agreement are used for convenience only and shall not affect the meaning or interpretation of the contents of this Agreement.

      9. Waiver. The failure to enforce or to require the performance at any time of any of the provisions of this Agreement shall in no way be construed to be a waiver of such provisions, and shall not affect either the validity of this Agreement or any part hereof or the right of any party thereafter to enforce every provision in accordance with the terms of this Agreement.

      10. Governing Law. This Agreement and the relationships of the parties in connection with the subject matter of this Agreement shall be governed by and determined in accordance with the internal laws of the State of New York, in the United States of America, without regard to the principles of choice or conflict of law thereof. Venue for any dispute relating to the provisions of this Agreement shall be within New York County, New York.

      11. Submission to Jurisdiction. Each of the parties submits to the jurisdiction of any state or federal court sitting in the New York County, New York, in any action or proceeding arising out of or relating to this Agreement or the Offering and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement or the Offering in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto.

      12. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, its affiliates and their respective officers, directors and employees from and against any and all loss, damage, liability, cost or expense, including reasonable attorneys' and accountants' fees, which the Company or any one of them may incur by reason of or in connection with any misrepresentation made by the Purchaser, any breach of any representation or warranty of the Purchaser, the failure to fulfill any covenants or agreements under this Agreement, or the sale or distribution of the Shares by the Purchaser in violation of the Securities Act (including Regulation S) or any other applicable law or regulation.

      13. Severability. If any severable provision of this Agreement, or the application thereof to any person or circumstance, is held to be void, invalid or unenforceable by any judgment of a tribunal of competent jurisdiction, the remainder of


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

this Agreement shall not be affected by such judgment, and the remainder of this Agreement shall be enforced as nearly as possible according to its original terms and intent.

      14. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes any prior understanding or agreements concerning the subject matter hereof.

      15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

      16. Unenforceability. If any provision of this Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, to the maximum extent permissible, such provision shall be deemed amended to conform to applicable laws so as to be materially altering the intention of the parties, it shall be stricken and the remainder of this Agreement shall remain in full force and effect.

      17. Termination. If the First Closing shall have occurred but the Second Closing shall not have occurred by March 31, 1996, the Purchaser shall not be required to purchase and the Company shall not be required to sell the Series B Shares and the Series C Shares, but the failure of the Second Closing to occur shall have no affect upon the transactions consummated pursuant to the First Closing and all of the provisions hereof other than those relating to the Series B Shares and the Series C Shares shall survive.

      18. Counterparts. This Agreement may be executed in counterparts, all of which shall constitute one agreement, and each such counterpart shall be deemed to have been made, executed and delivered on the date of execution of this Agreement by the Purchaser, without regard to the dates or times when such counterparts may actually have been made, executed or delivered.


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

      IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be executed as of the 26th day of September, 1996, at the location stated below.

Purchaser: (if an Individual)                Purchaser: (other than an
                                             Individual purchasing for his
                                             own account)

                                              RBB Bank Aktiengesellschaft
___________________________________          -----------------------------------
(Signature)                                  (Printed Name of Purchaser)

___________________________________          By:________________________________
(Signature of Joint                             (Signature of Authorized
 Holder, if Applicable)                          Officer or Other
                                                 Representative)

___________________________________
(Printed Name of Joint Holder,
 if Applicable)

Purchaser's Permanent Address:

 Burgring 16                                  Herbert StrauB, Headtrader
-----------------------------------         -----------------------------------
                                             (Printed Name and Title of
                                              Signatory)
 8010 Graz
-----------------------------------

 Austria                                      AUSTRIA
-----------------------------------          -----------------------------------
(Purchaser's Country or                      (Purchaser's Jurisdiction
  Jurisdiction of Citizenship)                of Organization)

If this Agreement is being executed          If this Agreement is being executed
in a jurisdiction other than the             in a jurisdiction other than the
jurisdiction set forth above,                jurisdiction set forth above,
indicate such location:____________          indicate such location:____________
___________________________________          ___________________________________


Purchaser's Telephone Number:                Purchaser's Telephone Number:

                                              011-43-316/8072-354
___________________________________          -----------------------------------


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



Number of Series A Shares:

7,500
-----------------------------------
Price per Share:                                Aggregate Purchase Price:

$1,000                                          $7,500,000
-----------------------------------          -----------------------------------

Stock certificates should be made out as follows:_______________________________

Stock certificates and Subscription Agreement should be returned as follows:____
________________________________________________________________________________

Number of Series B Shares:

7,500
-----------------------------------
Price per Share:                                Aggregate Purchase Price:

$1,000                                          $7,500,000
-----------------------------------          -----------------------------------

Stock certificates should be made out as follows:_______________________________

Stock certificates and Subscription Agreement should be returned as follows:____
________________________________________________________________________________

Number of Series C Shares:

7,500
-----------------------------------
Price per Share:                                Aggregate Purchase Price:

$1,000                                          $7,500,000
-----------------------------------          -----------------------------------

Stock certificates should be made out as follows:_______________________________

Stock certificates and Subscription Agreement should be returned as follows:____
________________________________________________________________________________


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

      The foregoing Subscription Agreement, executed by RBB Bank
Aktiengesellschaft as Purchaser, is hereby accepted and agreed to by Solar-Mates, Inc., as of the 26th day of September, 1996, as to $7,500,000 and 7,500 Series A Shares, $7,500,000 and 7,500 Series B Shares, and $7,500,000 and 7,500 Series C Shares.

                                          SOLAR-MATES, INC.


                                          By:______________________________
                                              Stephen Nevitt, President


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